Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$139.1	$224.9	$666.5	$858.5
Electric utility	132.7	127.2	257.7	254.4
Nonutility revenues	103.7	111.8	246.5	253.1
Total operating revenues	375.5	463.9	1,170.7	1,366.0

OPERATING EXPENSES:
Cost of gas sold	58.0	143.8	412.6	605.8
Cost of fuel and purchased power	50.3	48.5	97.3	94.5
Cost of nonutility revenues	43.3	52.1	117.5	147.4
Other operating	125.3	124.7	248.0	240.5
Depreciation and amortization	53.0	47.4	104.4	94.8
Taxes other than income taxes	13.2	14.4	36.7	41.2
Total operating expenses	343.1	430.9	1,016.5	1,224.2

OPERATING INCOME	32.4	33.0	154.2	141.8

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	(23.3)	(6.5)	(10.7)	7.5
Other income- net	4.1	3.1	6.5	6.1
Total other income (expense)	(19.2)	(3.4)	(4.2)	13.6

INTEREST EXPENSE	25.5	23.2	48.2	48.5

INCOME (LOSS) BEFORE INCOME TAXES	(12.3)	6.4	101.8	106.9

INCOME TAXES	(5.6)	1.7	35.7	38.2

NET INCOME (LOSS)	$(6.7)	$4.7	$66.1	$68.7

AVERAGE COMMON SHARES OUTSTANDING	80.7	76.2	80.7	76.1
DILUTED COMMON SHARES OUTSTANDING	80.7	76.6	80.7	76.3

EARNINGS (LOSS) PER SHARE OF COMMON STOCK

BASIC	$(0.08)	$0.06	$0.82	$0.90

DILUTED	$(0.08)	$0.06	$0.82	$0.89

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2009	2008	2009	2008

OPERATING REVENUES:
Gas utility	$139.1	$224.9	$666.5	$858.5
Electric utility	132.7	127.2	257.7	254.4
Other	0.4	0.6	0.8	1.2
Total operating revenues	272.2	352.7	925.0	1,114.1

OPERATING EXPENSES:
Cost of gas sold	58.0	143.8	412.6	605.8
Cost of fuel and purchased power	50.3	48.5	97.3	94.5
Other operating	78.7	74.5	158.0	148.5
Depreciation and amortization	45.0	40.9	88.9	81.6
Taxes other than income taxes	12.6	13.9	35.4	40.1
Total operating expenses	244.6	321.6	792.2	970.5

OPERATING INCOME	27.6	31.1	132.8	143.6

OTHER INCOME - NET	2.5	2.2	4.0	4.2

INTEREST EXPENSE	20.0	19.1	38.7	39.9

INCOME BEFORE INCOME TAXES	10.1	14.2	98.1	107.9

INCOME TAXES	3.5	5.4	35.3	41.1

NET INCOME	$6.6	$8.8	$62.8	$66.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)
	June 30,	December 31,
	2009	2008
ASSETS
Current Assets
Cash & cash equivalents	$55.1	$93.2
Accounts receivable - less reserves of $8.3 &
$5.6, respectively	129.4	226.7
Accrued unbilled revenues	51.8	197.0
Inventories	107.8	131.0
Recoverable fuel & natural gas costs	-	3.1
Prepayments & other current assets	55.6	124.6
Total current assets	399.7	775.6
Utility Plant
Original cost	4,467.5	4,335.3
Less: accumulated depreciation & amortization	1,660.7	1,615.0
Net utility plant	2,806.8	2,720.3
Investments in unconsolidated affiliates	170.0	179.1
Other utility and corporate investments	28.4	25.7
Other nonutility investments	46.1	45.9
Nonutility property - net	429.1	390.2
Goodwill - net	240.8	240.2
Regulatory assets	210.6	216.7
Other assets	33.8	39.2
TOTAL ASSETS	$4,365.3	$4,632.9
LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$119.9	$266.1
Accounts payable to affiliated companies	27.0	75.2
Refundable fuel & natural gas costs	27.5	4.1
Accrued liabilities	170.9	175.0
Short-term borrowings	88.8	519.5
Current maturities of long-term debt	0.5	0.4
Long-term debt subject to tender	10.0	80.0
Total current liabilities	444.6	1,120.3
Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,608.0	1,247.9
Deferred Income Taxes & Other Liabilities
Deferred income taxes	380.5	353.4
Regulatory liabilities	319.7	315.1
Deferred credits & other liabilities	237.6	244.6
Total deferred credits & other liabilities	937.8	913.1

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.1 and 81.0 shares, respectively	662.6	659.1
Retained earnings	724.8	712.8
Accumulated other comprehensive income (loss)	(12.5)	(20.3)
Total common shareholders' equity	1,374.9	1,351.6
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,365.3	$4,632.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)
	For the six months ended
	June 30,
	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$66.1	$68.7
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	104.4	94.8
Deferred income taxes & investment tax credits	20.5	18.9
Equity in earnings (loss) of unconsolidated affiliates	10.7	(7.5)
Provision for uncollectible accounts	9.4	8.9
Expense portion of pension & postretirement periodic benefit cost	5.9	3.9
Other non-cash charges - net	(0.8)	7.2
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	232.3	132.0
Inventories	23.8	25.7
Recoverable/refundable fuel & natural gas costs	26.5	(32.3)
Prepayments & other current assets	67.5	41.2
Accounts payable, including to affiliated companies	(185.2)	(48.2)
Accrued liabilities	(2.6)	18.2
Unconsolidated affiliate dividends	10.9	9.1
Changes in noncurrent assets	5.0	3.9
Changes in noncurrent liabilities	(26.5)	(13.6)
Net cash flows from operating activities	367.9	330.9
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Issuance of common stock	-	124.9
Long-term debt	290.8	171.2
Stock option exercises & other	3.1	-
Requirements for:
Dividends on common stock	(54.1)	(49.4)
Retirement of long-term debt	(1.7)	(103.3)
Other financing activities	-	(0.2)
Net change in short-term borrowings	(430.7)	(311.8)
Net cash flows from financing activities	(192.6)	(168.6)
CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Other collections	1.1	4.3
Requirements for:
Capital expenditures, excluding AFUDC equity	(213.6)	(164.4)
Unconsolidated affiliate investments	(0.1)	(0.1)
Other investments	(0.8)	(10.7)
Net cash flows from investing activities	(213.4)	(170.9)
Net change in cash & cash equivalents	(38.1)	(8.6)
Cash & cash equivalents at beginning of period	93.2	20.6
Cash & cash equivalents at end of period	$55.1	$12.0

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2009	2008	2009	2008

REPORTED EARNINGS:
Utility Group	$6.6	$8.8	$62.8	$66.8

Non-utility Group
Energy Marketing and Services	(4.7)	(6.7)	10.8	2.3
Coal Mining	0.7	(0.2)	3.4	(1.1)
Energy Infrastructure Services	3.6	2.7	3.0	(0.5)
Other Businesses	(0.7)	0.2	(1.8)	1.6
Total Non-utility Operations	(1.1)	(4.0)	15.4	2.3

Corporate and Other	(0.3)	(0.1)	(0.2)	(0.4)

Sub-Total Operations	5.2	4.7	78.0	68.7

Charge related to Liberty Gas Storage Investment	(11.9)	-	(11.9)	-

Vectren Consolidated	$(6.7)	$4.7	$66.1	$68.7

EARNINGS PER SHARE:
EPS FROM OPERATIONS	$0.07	$0.06	$0.97	$0.90

Charge related to Liberty Gas Storage Investment	(0.15)	-	(0.15)	-

REPORTED EPS	$(0.08)	$0.06	$0.82	$0.90

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES

SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2009	2008	2009	2008

GAS OPERATING REVENUES (Millions):

Residential	$94.1	$146.5	$457.2	$578.3
Commercial	31.7	59.7	172.4	234.9
Industrial	10.5	14.5	29.0	37.1
Other Revenue	2.8	4.2	7.9	8.2
	$139.1	$224.9	$666.5	$858.5

GAS MARGIN (Millions):

Residential	$53.7	$50.6	$168.8	$163.8
Commercial	14.8	15.2	52.3	52.9
Industrial	9.3	10.8	24.4	27.3
Other	3.3	4.5	8.4	8.7
	$81.1	$81.1	$253.9	$252.7

GAS SOLD & TRANSPORTED (MMDth):

Residential	8.6	8.7	45.4	48.9
Commercial	4.0	3.8	19.8	21.4
Industrial	15.7	20.4	39.8	49.1
	28.3	32.9	105.0	119.4

AVERAGE GAS CUSTOMERS

Residential	892,613	899,510	901,114	906,590
Commercial	82,901	83,766	83,708	84,443
Industrial	1,633	1,611	1,622	1,611
	977,147	984,887	986,444	992,644

YTD WEATHER AS A PERCENT OF NORMAL:

Heating Degree Days (Ohio)	99%	101%	104%	103%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Six Months
	Ended June 30		Ended June 30
	2009	2008	2009	2008

ELECTRIC OPERATING REVENUES (Millions):

Residential	$44.5	$37.3	$88.0	$78.9
Commercial	37.3	31.3	68.3	60.1
Industrial	42.9	38.6	78.7	75.0
Municipals	-	0.3	-	1.0
Other Revenue	1.5	6.1	3.0	7.7
Total Retail	126.2	113.6	238.0	222.7
Net Wholesale Revenues	6.5	13.6	19.7	31.7
	$132.7	$127.2	$257.7	$254.4

ELECTRIC MARGIN (Millions):

Residential	$31.5	$27.5	$62.4	$58.3
Commercial	24.1	21.1	45.2	41.6
Industrial	21.6	19.1	40.3	39.3
Municipals	-	-	-	-
Other	1.2	5.9	2.8	7.5
Total Retail	78.4	73.6	150.7	146.7
Net Wholesale Margin	4.0	5.1	9.7	13.2
	$82.4	$78.7	$160.4	$159.9

ELECTRICITY SOLD (GWh):

Residential	334.8	314.6	712.6	720.0
Commercial	345.7	332.0	639.5	641.8
Industrial	557.4	639.8	1,066.4	1,240.5
Municipals	-	13.0	-	44.3
Other Sales - Street Lighting	4.5	4.4	9.6	9.7
Total Retail	1,242.4	1,303.8	2,428.1	2,656.3
Wholesale	64.8	276.9	406.4	740.3
	1,307.2	1,580.7	2,834.5	3,396.6

AVERAGE ELECTRIC CUSTOMERS

Residential	122,107	122,387	122,348	122,571
Commercial	18,349	18,440	18,347	18,454
Industrial	105	101	104	102
Other	33	34	33	34
	140,594	140,962	140,832	141,161

YTD WEATHER AS A PERCENT OF NORMAL:

Cooling Degree Days (Indiana)	120%	97%	119%	97%
Heating Degree Days (Indiana)	93%	108%	94%	102%